1. MERGER CONSIDERATION (in thousands) (Details) (USD $)	Jun. 30, 2012
Merger Consideration In Thousands Details
Cash	$ 16,500
Fair value of 20,000,000 shares issued	15,600
Fair value of Note Payable	3,824
Total	$ 35,924